UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 7, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

       California                         001-14431              95-4676679
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


        630 East Foothill Blvd.
         San Dimas, California                                    91773
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

      California                          001-12008              95-1243678
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


        630 East Foothill Blvd.
         San Dimas, California                                    91773
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             Section 8-Other Events

Item 8.01.      Other Events

On February 8, 2007 American States Water Company announced Standard & Poor's (`S&P') has affirmed the corporate ratings of `A-' for American States Water Company and its primary water utility subsidiary, Golden State Water Company (`GSWC') and has also revised the rating outlook for both, to positive from stable. S&P debt ratings range from AAA (highest rating possible) to D (obligation is in default). Securities ratings are not recommendations to buy, sell or hold a security and are subject to change or withdrawal at any time by the rating agency.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN STATES WATER COMPANY

Date: February 8, 2007                /s/ Robert J. Sprowls
                                      ----------------------------------------
                                      Robert J. Sprowls
                                      Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
99.1                    Press Release dated February 8, 2007


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